UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 21, 2023

Date of Report

(Date of earliest event reported)

DURECT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-31615	94-3297098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Bubb Road

Cupertino, CA 95014

(Address of principal executive offices) (Zip code)

(408) 777-1417

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.0001 par value per share	DRRX	The NASDAQ Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of DURECT Corporation (the “Company”), held online via live audio webcast on June 21, 2023, the Company’s stockholders approved an amendment and restatement of the 2000 Employee Stock Purchase Plan (as amended and restated, the "Amended ESPP") to increase the number of shares of the Company’s common stock available for issuance by 40,000 shares and to extend the term so that the Amended ESPP will terminate on the date that is ten years following stockholder approval of the Amended ESPP (i.e., June 21, 2033).

A more complete summary of the material terms of the Amended ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”). The summary in the Proxy Statement and above description of the amendment of the Amended ESPP do not purport to be complete and are qualified in their entirety by the full text of the Amended ESPP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were 18,437,983 shares represented to vote either in person or by proxy, or 75.3 % of the outstanding shares, which represented a quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting were as follows:

Proposal 1: Election of Directors

Peter S. Garcia and Judith J. Robertson were elected as Class II directors for a term of three years. The voting for each director was as follows:

	For	Withheld	Broker Non-Votes
Peter S. Garcia	11,360,753	125,186	6,952,044
Judith J. Robertson	11,299,643	186,296	6,952,044

Proposal 2: An amendment and restatement of the 2000 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock available for issuance by 40,000 shares and extend the plan's term for ten years from the date of the 2023 Annual Meeting

The Amended ESPP was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
11,011,613	282,904	191,422	6,952,044

Proposal 3: Say on Pay – A non-binding, advisory vote on the approval of executive compensation

The compensation of the Company’s named executive officers was approved on a non-binding, advisory basis based upon the following votes:

For	Against	Abstain	Broker Non-Votes
10,721,628	518,082	246,229	6,952,044

Proposal 4: Say on Frequency – A non-binding, advisory vote on the frequency of advisory stockholder votes on executive compensation

The Company’s stockholders indicated their preference on a non-binding, advisory basis that an advisory vote on the compensation of the Company’s named executive officers be held every year based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
11,123,439	103,226	94,702	164,572	6,952,044

Consistent with the recommendation of the stockholders of the Company, the Company has determined that it will hold a vote on the compensation of its named executive officers each year.

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm for the Company for the Current Fiscal Year

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2023 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
18,202,585	56,299	179,099	–

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1*	DURECT Corporation 2000 Employee Stock Purchase Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

_________

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURECT Corporation

Date: June 22, 2023	By:	/s/ James E. Brown
James E. Brown President and Chief Executive Officer